                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                OCTOBER 25, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                    001-14256             13-3869719
  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On October 25, 2001, Westport Resources Corporation, a Nevada corporation (the "Company") issued a press release announcing certain expected results of operations for the third quarter ended September 30, 2001. For the 2001 third quarter, the Company expects to report oil and gas production between
22.5 and 23.5 Bcfe, net revenues between $66 million and $68 million and EBITDAX between $43 million and $46 million. The estimated figures include the effect of the merger with Belco Oil & Gas Corp. from the closing date of the merger, August 21, 2001 through September 30, 2001. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


          EXHIBIT
          NUMBER                               EXHIBIT
          -------                              -------

           99.1 Press release dated October 24, 2001 entitled "Westport Resources Corporation Provides Guidance for Third Quarter."





                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WESTPORT RESOURCES CORPORATION

Date: October 25, 2001                    By:    /s/ Howard L. Boigon
                                                 -------------------------------
                                          Name:  Howard L. Boigon
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                  EXHIBIT INDEX


                        EXHIBIT
                        NUMBER                               EXHIBIT
                        -------                              -------
                         99.1          Press release dated October 24, 2001 entitled "Westport
                                       Resources Corporation Provides Guidance for Third Quarter."

                           *Filed herewith.